UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2017 (May 17, 2017)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2017, Arconic Inc. (the “Company”) and David P. Hess entered into a letter agreement governing the terms of the compensation arrangement for Mr. Hess in his role as interim Chief Executive Officer of the Company. The terms of Mr. Hess’s compensation arrangement include a monthly salary of $91,667, participation in the Company’s benefit plans (other than the Executive Severance Plan and Change in Control Severance Plan) on the terms applicable to senior executives generally, and reimbursement of business-related expenses and reasonable living expenses incurred by Mr. Hess while performing services in New York, New York. Mr. Hess will also receive an income tax make-whole payment to the extent that such reimbursements are taxable income to him. In addition, the Company and Mr. Hess entered into a confidentiality, non-competition and non-solicitation agreement that includes non-competition and employee and customer non-solicitation covenants which apply during Mr. Hess’s employment as interim Chief Executive Officer and for one year following his termination of employment (subject to certain exceptions, in the case of the non-competition covenant). The foregoing summary is qualified by reference to the full text of the letter agreement (including the confidentiality, non-competition and non-solicitation agreement included therein as Annex A) attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an exhibit to this report:

Exhibit No.	Description

10.1	Letter Agreement between Arconic Inc. and David P. Hess, dated May 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

Dated: May 22, 2017	By:	/s/ Katherine H. Ramundo
	Name:	Katherine H. Ramundo
	Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Letter Agreement between Arconic Inc. and David P. Hess, dated May 17, 2017.